UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 25, 2011
Ameristar Casinos, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-22494	880304799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 490S Las Vegas, Nevada (Address of principal executive offices)	89169 (Zip Code)
Registrant’s telephone number, including area code: (702) 567-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On March 25, 2011, Ameristar Casinos, Inc. (the “Company”) entered into a definitive Stock Purchase Agreement (the “Purchase Agreement”) with the Estate of Craig H. Neilsen (the “Estate”), the Company’s majority stockholder, pursuant to which the Company will repurchase 26,150,000 shares of the Company’s common stock held by the Estate at a purchase price of $17.50 per share, for an aggregate purchase price of $457,625,000. The intent to enter into such an agreement was previously memorialized in a binding letter agreement (the “Letter Agreement”) between the parties dated February 27, 2011, which was announced by the Company in a press release (the “Release”) dated February 28, 2011. The Letter Agreement and the Release were filed as exhibits to the Company’s Current Report on Form 8-K on February 28, 2011.
     The shares to be repurchased represent approximately 45 percent of the Company’s outstanding shares and 83 percent of the Estate’s current holdings in the Company. After giving effect to the transaction, the Estate will own approximately 17 percent of the Company’s common stock. The transaction is expected to close in the second quarter of 2011, subject to financing and customary closing conditions, including the receipt of any necessary gaming and other regulatory approvals. In connection with the transaction, the Company plans to obtain approximately $2.1 billion in new debt financing, the proceeds of which will be used to retire its approximately $1.5 billion of existing indebtedness, to fund the share repurchase and for general working capital purposes.
     In connection with the Purchase Agreement, the Company and the Estate also agreed to amend and restate the terms of the Estate’s existing registration rights with respect to shares of the Company’s common stock owned by the Estate, as set forth on Annex A to the Purchase Agreement (“Annex A”). The Purchase Agreement and Annex A are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The summaries of the Purchase Agreement and Annex A contained herein are qualified in their entirety by reference to the Purchase Agreement and Annex A filed herewith.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. Each of the exhibits listed below is incorporated herein in its entirety.

Exhibit	Description

10.1	Stock Purchase Agreement dated as of March 25, 2011 between Ameristar Casinos, Inc. and the Estate of Craig H. Neilsen

10.2	Annex A to Stock Purchase Agreement dated as of March 25, 2011 between Ameristar Casinos, Inc. and the Estate of Craig H. Neilsen

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ameristar Casinos, Inc.
By:	/s/ Peter C. Walsh
	Name:	Peter C. Walsh
	Title:	Senior Vice President and General Counsel

Dated: March 28, 2011

EXHIBIT INDEX

Exhibit	Description

10.1	Stock Purchase Agreement dated as of March 25, 2011 between Ameristar Casinos, Inc. and the Estate of Craig H. Neilsen

10.2	Annex A to Stock Purchase Agreement dated as of March 25, 2011 between Ameristar Casinos, Inc. and the Estate of Craig H. Neilsen